UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

MORTGAGE BACKED

SECURITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Backed Securities Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	Western Asset Mortgage Backed Securities Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Mortgage Backed Securities Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Mortgage Backed Securities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in government stripped MBS and other stripped securities. The Fund may invest in securities of any maturity or duration, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

The Fund focuses on securities rated investment grade (that is securities rated in the Baa/BBB categories or above, or, if unrated, securities that we determined to be of comparable credit quality). The Fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, securities that we determined to be below investment grade. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to securities or the issuer or to be used of as a hedging technique. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi ) and for other purposes. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted modest gains and generated mixed results versus equal-duration Treasuries over the twelve months ended December 31, 2015. High-yield and investment grade corporate bonds were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	1

Fund overview (cont’d)

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January 2015 and early February 2015. All told, the Barclays U.S. Aggregate Indexiii returned 0.55% for the twelve months ended December 31, 2015.

Agency MBS generated relatively solid results during the reporting period. Agency MBS were supported by generally solid demand and an improving housing market. During the twelve months ended December 31, 2015, the overall agency MBS market, as measured by the Barclays U.S. Mortgage-Backed Securities Index (the “Index”)iv, returned 1.51%. During this period, as measured by the Index, securities issued by Fannie Mae returned 1.58%. In contrast, securities issued by Freddie Mac and Ginnie Mae returned 1.53% and 1.39%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposure to agency collateralized mortgage obligations (“CMOs”), inverse interest only (“IIO”), and interest-only (“IO”) mortgage derivatives over the year, particularly in the third quarter of 2015. We also decreased our allocation to non-agency residential MBS. Against that, we added to our to-be-announced (“TBA”) and passthrough exposure, as well as non-agency commercial MBS (“CMBS”), as the latter sector cheapened significantly at the end of the year.

During the reporting period, we utilized Treasury futures, interest rate swaps and swaptions to manage the Fund’s duration and yield curvev exposure. Overall, the use of these derivatives detracted from performance. CMBS index swaps (“CDX”), which were used to manage the Fund’s exposure to CMBS indices, did not meaningfully impact performance. Total return swaps, also used to manage our CMBS exposure, did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2015, Class A shares of Western Asset Mortgage Backed Securities Fund, excluding sales charges, returned 1.98%. The Fund’s unmanaged benchmark, the Barclays U.S. Mortgage-Backed Securities Index, returned 1.51% for the same period. The Lipper U.S. Mortgage Funds Category Average1 returned 1.11% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 121 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Mortgage Backed Securities Fund:
Class 1[1]	-0.10%	2.25%
Class A	-0.25%	1.98%
Class B2	-0.56%	1.20%
Class C	-0.50%	1.28%
Class C1♦	-0.43%	1.52%
Class I	-0.09%	2.28%
Barclays U.S. Mortgage-Backed Securities Index	1.20%	1.51%
Lipper U.S. Mortgage Funds Category Average[3]	0.53%	1.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2015 for Class 1, Class A, Class B, Class C, Class C1 and Class I shares were 2.83%, 2.33%, 2.36%, 1.71%, 2.38% and 2.72%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class C1 and Class I shares were 0.71%, 0.95%, 1.78%, 1.73%, 1.49%, and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 126 funds for the six-month period and among the 121 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight position in non-agency MBS. They were supported by generally solid investor demand, continued principal paydowns and limited new supply.

The Fund’s overweights to student loan asset-backed securities and CMBS were also beneficial for results.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our allocation to agency IO mortgage derivatives, as they underperformed their hedges.

Thank you for your investment in Western Asset Mortgage Backed Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. High-yield (“junk”) bonds are generally subject to greater credit risks than higher-grade bonds. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top four sector holdings (as a percentage of net assets) as of December 31, 2015 were: Collateralized Mortgage Obligations (50.9%), Mortgage-Backed Securities (39.8%), Asset-Backed Securities (9.3%) and U.S. Government & Agency Obligations (0.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[i]v

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-0.10%	$1,000.00	$999.00	0.65%	$3.28	Class 1	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class A	-0.25	1,000.00	997.50	0.94	4.73	Class A	5.00	1,000.00	1,020.47	0.94	4.79
Class B	-0.56	1,000.00	994.40	1.60	8.04	Class B	5.00	1,000.00	1,017.14	1.60	8.13
Class C	-0.50	1,000.00	995.00	1.62	8.15	Class C	5.00	1,000.00	1,017.04	1.62	8.24
Class C1	-0.43	1,000.00	995.70	1.31	6.59	Class C1	5.00	1,000.00	1,018.60	1.31	6.67
Class I	-0.09	1,000.00	999.10	0.64	3.2 2	Class I	5.00	1,000.00	1,021.98	0.64	3.26

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 12/31/15	2.25%	1.98%	1.20%	1.28%	1.52%	2.28%
Five Years Ended 12/31/15	5.06	4.80	4.03	N/A	4.25	5.13
Ten Years Ended 12/31/15	5.39	5.15	4.62	N/A	4.57	5.48
Inception* through 12/31/15	—	—	—	3.11	—	—

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 12/31/15	2.25%	-2.32%	-3.23%	0.30%	0.54%	2.28%
Five Years Ended 12/31/15	5.06	3.89	3.86	N/A	4.25	5.13
Ten Years Ended 12/31/15	4.65	4.70	4.62	N/A	4.57	5.48
Inception* through 12/31/15	—	—	—	3.11	—	—

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/05 through 12/31/15)	69.07%
Class A (12/31/05 through 12/31/15)	65.24
Class B (12/31/05 through 12/31/15)	57.10
Class C (Inception date of 8/1/12 through 12/31/15)	11.05
Class C1♦ (12/31/05 through 12/31/15)	56.35
Class I (12/31/05 through 12/31/15)	70.45

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 0.50% for the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 6.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class 1, A, B, C, C1♦ and I shares are September 12, 2000, November 6, 1992, March 20, 1984, August 1, 2012, February 4, 1993 and February 7, 1996, respectively.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Mortgage Backed Securities Fund vs. Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Mortgage Backed Securities Fund on December 31, 2005, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Mortgage-Backed Securities Index
MBS	— Mortgage-Backed Securities
WA MB	— Western Asset Mortgage Backed Securities Fund

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Mortgage-Backed Securities Index
MBS	— Mortgage-Backed Securities
WA MB	— Western Asset Mortgage Backed Securities Fund

12	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Schedule of investments

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 50.9%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.692%	2/25/36	$596,731	$498,087	(a)
American Home Mortgage Assets, 2006-3 3A12	0.612%	10/25/46	1,189,515	831,673	(a)
American Home Mortgage Assets, 2006-6 A1A	0.612%	12/25/46	1,082,977	699,305	(a)
Banc of America Funding Corp., 2005-B 3A1	0.632%	4/20/35	1,189,931	1,136,576	(a)
Banc of America Funding Corp., 2015-R2 4A2	0.440%	9/29/36	5,635,958	2,800,507	(a)(b)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.810%	12/15/19	3,500,000	3,500,000	(a)(b)
BCAP LLC Trust, 2015-RR2 25A1	0.407%	10/28/36	2,376,247	2,278,627	(a)(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	1.102%	9/25/34	112,227	111,906	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.702%	2/25/36	112,630	89,882	(a)
Carefree Portfolio Trust, 2014-CMZB MZB	8.053%	11/15/29	1,700,000	1,669,944	(a)(b)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	544,000	445,041
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	4,770,000	4,025,701	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.652%	10/25/35	2,599,079	2,414,877	(a)(b)
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	2,500,000	1,540,348	(b)
Commercial Mortgage Trust, 2013-CR12 E	5.084%	10/10/46	380,000	327,045	(a)(b)
Commercial Mortgage Trust, 2015-CR25 E	4.548%	8/10/48	3,000,000	2,141,400	(a)(b)
Commercial Mortgage Trust, 2015-CR25 F	4.548%	8/10/48	1,400,000	735,560	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.672%	10/25/23	3,110,000	3,230,745	(a)
Countrywide Alternative Loan Trust, 2004-6CB A	1.002%	5/25/34	2,903,273	2,826,770	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.692%	1/25/36	52,055	46,781	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.722%	1/25/36	442,612	380,879	(a)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.602%	7/20/46	245,274	179,870	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.078%	9/25/37	4,145,155	1,125,343	(a)
Countrywide Alternative Loan Trust, 2007-24 A2	39.170%	10/25/37	1,867,641	3,815,986	(a)
Countrywide Alternative Loan Trust, 2007-24 A3, IO	6.528%	10/25/37	5,019,419	1,490,453	(a)
Countrywide Alternative Loan Trust, 2007-J1 2A10	6.000%	3/25/37	3,245,465	2,358,226
Countrywide Home Loans, 2004-16 1A3A	1.182%	9/25/34	2,531,559	2,314,808	(a)
Countrywide Home Loans, 2004-R1 1AF	0.822%	11/25/34	264,506	237,439	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.842%	11/25/34	125,010	110,266	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.842%	7/25/36	443,506	408,742	(a)(b)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2005-R1 1AF1	0.782%	3/25/35	63,679	57,203	(a)(b)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	7,031,000	6,845,809
Credit Suisse First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	334,994	360,720
Credit Suisse Mortgage Capital Trust, 2015	8.928%	7/20/20	4,000,000	4,000,000	(b)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	4,490,000	4,355,274	(a)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	$4,910,000	$4,922,993	(a)
Credit Suisse Mortgage Trust, 2015-10R 3A2	1.083%	10/27/46	4,111,000	3,355,020	(a)(b)
Credit Suisse Mortgage Trust, 2015-2R 7A3	3.266%	8/27/36	2,934,186	2,904,844	(a)(b)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.413%	7/29/37	1,101,381	1,037,659	(a)(b)
Credit Suisse Mortgage Trust, 2015-3R 2A3	0.387%	1/29/37	6,272,000	4,318,429	(a)(b)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	6,000,000	5,925,000	(b)
CSAIL Commercial Mortgage Trust, 2015-C4 F	3.500%	11/15/48	1,600,000	954,280	(b)
CSAIL Commercial Mortgage Trust, 2015-C4 G	3.500%	11/15/48	700,000	322,000	(b)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,900,000	1,626,740	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	133,330
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	48,724	1,501
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.820%	5/15/29	131,803	19,225	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO, PAC-1	6.320%	4/15/36	1,795,154	304,732	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.810%	1/15/37	126,616	21,100	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3397 GS Remics IO	6.670%	12/15/37	1,355,728	252,689	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	41,992	2,657
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	4,698,310	5,186,397
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE, PAC	5.000%	7/15/41	5,000,000	5,666,211
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.620%	10/15/41	1,905,187	326,843	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3960 SJ, IO	6.320%	8/15/40	2,656,681	466,069	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3966 SA, IO	5.570%	12/15/41	3,084,819	493,632	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4019 GI, IO, PAC	4.500%	12/15/41	2,926,869	524,448
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	3,840,351	354,071
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	1,196,542	133,588
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.720%	7/15/42	220,401	52,210	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 TO, PO	0.000%	5/15/41	10,139,857	9,130,368
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	4,989,558	529,108
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	8,533,151	992,060
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.720%	8/15/42	494,051	82,092	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 LI, IO	3.500%	10/15/32	8,800,445	1,422,847
Federal Home Loan Mortgage Corp. (FHLMC), 4123 DI, IO	3.000%	10/15/27	37,450,118	3,882,611
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.820%	11/15/42	361,845	77,211	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.820%	11/15/42	385,377	76,550	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.820%	11/15/42	519,173	111,692	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 EI, IO	3.000%	9/15/31	17,745,779	2,125,593

See Notes to Financial Statements.

14	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4142 IA Remics IO	3.000%	12/15/32	$10,293,371	$1,453,426
Federal Home Loan Mortgage Corp. (FHLMC), 4144 GI, IO, PAC-1	3.000%	12/15/32	6,031,495	811,111
Federal Home Loan Mortgage Corp. (FHLMC), 4147 IN, IO	3.500%	12/15/32	7,701,716	1,218,040
Federal Home Loan Mortgage Corp. (FHLMC), 4151 AI, IO	3.000%	1/15/33	19,837,088	2,797,980
Federal Home Loan Mortgage Corp. (FHLMC), 4156 AI, IO	3.000%	10/15/31	32,236,560	3,723,522
Federal Home Loan Mortgage Corp. (FHLMC), 4166 PZ, PAC-11	3.250%	2/15/43	4,385,279	4,338,736
Federal Home Loan Mortgage Corp. (FHLMC), 4170 PI, IO, PAC-1	3.000%	1/15/33	11,001,595	1,411,593
Federal Home Loan Mortgage Corp. (FHLMC), 4173 AZ	3.000%	3/15/43	5,044,392	4,554,605
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.920%	9/15/42	2,916,584	488,491	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4206 CZ	3.000%	5/15/43	5,402,389	5,121,974
Federal Home Loan Mortgage Corp. (FHLMC), 4210 Z	3.000%	5/15/43	9,767,509	8,955,050
Federal Home Loan Mortgage Corp. (FHLMC), 4226 GZ	3.000%	7/15/43	5,375,478	4,863,899
Federal Home Loan Mortgage Corp. (FHLMC), 4350 AS, IO	2.097%	12/15/37	21,585,669	1,625,645	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4383 KS, IO	5.770%	9/15/44	14,599,044	3,140,631	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	1,906,397	2,139,584
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 317 PO, PO	0.000%	11/15/43	11,190,139	8,927,215
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 327 PO, PO	0.000%	3/15/44	7,345,885	5,962,232
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4 STRIPS, IO	2.015%	2/15/38	8,206,373	593,262	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	16,200,000	1,750,938	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K714 X3, IO	1.793%	1/25/42	21,598,714	1,650,820	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.342%	6/25/21	30,259,460	1,679,766	(a)
Federal National Mortgage Association (FNMA), 2003-022, IO	6.000%	4/25/33	218,571	49,194
Federal National Mortgage Association (FNMA), 2009-006 KZ	5.000%	2/25/49	1,309,948	1,421,597
Federal National Mortgage Association (FNMA), 2009-059 LB	5.219%	8/25/39	1,316,052	1,434,875	(a)
Federal National Mortgage Association (FNMA), 2009-074 TX, PAC	5.000%	9/25/39	4,380,614	4,789,268

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2010-002 AI, IO	5.500%	2/25/40	$1,328,593	$257,642
Federal National Mortgage Association (FNMA), 2010-059 PC, PAC	5.000%	6/25/40	19,140,000	21,989,393
Federal National Mortgage Association (FNMA), 2010-084 SK, IO	6.138%	8/25/40	4,432,435	664,919	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	507,832	548,764
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.108%	1/25/41	2,450,213	439,915	(a)
Federal National Mortgage Association (FNMA), 2011-015 AB	9.750%	8/25/19	343,046	371,177
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	384,029	440,356
Federal National Mortgage Association (FNMA), 2011-059 YS, IO	6.278%	11/25/40	8,762,472	1,099,164	(a)
Federal National Mortgage Association (FNMA), 2011-099 KI, IO	4.500%	12/25/25	1,722,916	180,141
Federal National Mortgage Association (FNMA), 2011-144 PT	11.791%	1/25/38	1,258,807	1,556,922	(a)
Federal National Mortgage Association (FNMA), 2012-014 SL, IO	6.128%	12/25/40	12,106,620	1,983,281	(a)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,757,525	1,951,675
Federal National Mortgage Association (FNMA), 2012-043 AI, IO	3.500%	4/25/27	14,162,208	1,652,142
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,024,861	1,177,122
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	3,473,898	338,769
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.178%	7/25/42	7,264,472	1,445,846	(a)
Federal National Mortgage Association (FNMA), 2012-123 BI, IO	3.500%	11/25/32	4,309,920	695,898
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.728%	11/25/42	701,355	156,782	(a)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.728%	11/25/42	1,170,422	273,024	(a)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.728%	12/25/42	376,861	77,065	(a)
Federal National Mortgage Association (FNMA), 2012-135 AI, IO	3.000%	12/25/27	5,701,206	602,208
Federal National Mortgage Association (FNMA), 2012-148 IM, IO	3.000%	1/25/28	21,518,209	2,316,366

See Notes to Financial Statements.

16	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-149 AI, IO	3.000%	1/25/28	$13,610,124	$1,585,469
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	849,425	968,502
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	6,569,911	7,307,918
Federal National Mortgage Association (FNMA), 2013-009 HS, IO	5.778%	7/25/41	7,768,429	1,352,901	(a)
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.728%	2/25/43	2,337,370	475,774	(a)
Federal National Mortgage Association (FNMA), 2013-037, IO	3.000%	4/25/33	18,878,475	2,800,607
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	4,634,468	4,214,691
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.964%	8/25/44	11,214,443	705,879	(a)
Federal National Mortgage Association (FNMA), 2014-047 IA, IO	1.835%	8/25/44	9,378,996	605,677	(a)
Federal National Mortgage Association (FNMA), 2014-049 KS, IO	1.911%	8/25/44	8,455,575	638,320	(a)
Federal National Mortgage Association (FNMA), 2014-078 KT, IO	3.000%	7/25/43	8,372,476	2,067,726	(a)
Federal National Mortgage Association (FNMA), 2015-06 KI, IO	1.500%	12/25/42	3,500,000	446,020	(a)
Federal National Mortgage Association (FNMA), 2015-48 SB, IO	5.778%	7/25/45	7,228,906	1,702,376	(a)
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/25/35	3,306,239	658,196
Federal National Mortgage Association (FNMA) STRIPS, 364 13, IO	6.000%	9/25/35	199,297	45,354
Federal National Mortgage Association (FNMA) STRIPS, 383 18, IO	5.500%	1/25/38	270,443	52,791
Federal National Mortgage Association (FNMA) STRIPS, 383 20, IO	5.500%	7/25/37	187,493	37,067
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	154,659	37,713
Federal National Mortgage Association (FNMA) STRIPS, 407 42, IO	6.000%	1/25/38	123,506	27,800
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	1,288,788	252,582
Federal National Mortgage Association (FNMA) STRIPS, 409 C14, IO	3.500%	4/25/42	31,933,379	6,526,270
FRESB Multifamily Mortgage Pass-Through Trust, 2015-SB4 A10	3.100%	9/25/35	7,486,301	7,284,920	(a)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2002-057 FK	0.845%	8/16/32	$794,102	$797,554	(a)
Government National Mortgage Association (GNMA), 2003-094 SD, IO	6.216%	7/16/33	44,200	7,784	(a)
Government National Mortgage Association (GNMA), 2004-059 FP	0.645%	8/16/34	1,331,780	1,335,499	(a)
Government National Mortgage Association (GNMA), 2004-081 SK, IO	5.856%	10/16/34	1,579,415	325,752	(a)
Government National Mortgage Association (GNMA), 2007-017 IB, IO	5.848%	4/20/37	8,629,743	1,620,271	(a)
Government National Mortgage Association (GNMA), 2007-045 QB, IO	6.198%	7/20/37	1,595,241	212,551	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.552%	11/20/59	1,784,459	1,816,230	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.756%	11/16/34	3,686,131	626,428	(a)
Government National Mortgage Association (GNMA), 2010-009 UI, IO	5.000%	1/20/40	5,125,039	1,038,274
Government National Mortgage Association (GNMA), 2010-013, IO	0.018%	11/16/51	15,978,127	189,491	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.098%	3/20/39	114,598	11,341	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	285,687	1,228
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.078%	4/20/40	26,421	4,387	(a)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	3,700,000	3,947,508
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.656%	5/16/40	1,240,876	239,898	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.248%	1/20/40	68,098	9,472	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO, PAC-1	4.500%	9/20/37	1,001,873	42,948
Government National Mortgage Association (GNMA), 2010-102, IO	0.504%	6/16/52	2,025,057	50,929	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC-1	4.500%	12/20/37	578,953	31,040
Government National Mortgage Association (GNMA), 2010-109 MI, IO, PAC-1	4.500%	10/20/37	1,141,050	55,349
Government National Mortgage Association (GNMA), 2010-118, IO	0.516%	4/16/53	3,506,923	105,138	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	12,105,430	1,039,962

See Notes to Financial Statements.

18	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-157 LS, IO, PAC	6.138%	4/20/38	$3,583,857	$281,824	(a)
Government National Mortgage Association (GNMA), 2010-168 MI, IO, PAC	4.500%	7/20/37	1,353,288	51,994
Government National Mortgage Association (GNMA), 2010-H02 FA	0.912%	2/20/60	5,494,446	5,516,060	(a)
Government National Mortgage Association (GNMA), 2011-002 NS, IO, PAC	5.736%	3/16/39	637,701	53,618	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	770,313	65,659
Government National Mortgage Association (GNMA), 2011-040 MI, IO, PAC-1	4.500%	1/16/38	738,165	17,788
Government National Mortgage Association (GNMA), 2011-070 PO, PO	0.000%	5/16/41	6,589,750	5,754,498
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,147,515
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,283,737	1,386,895
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.855%	9/16/46	21,982,610	855,350	(a)
Government National Mortgage Association (GNMA), 2012-013 SK, IO	6.248%	2/20/41	3,777,698	601,829	(a)
Government National Mortgage Association (GNMA), 2012-038 MI, IO, PAC	4.000%	3/20/42	23,515,574	4,663,444
Government National Mortgage Association (GNMA), 2012-051 GI, IO, PAC	3.500%	7/20/40	2,543,482	334,768
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.654%	8/16/52	52,886,085	2,435,960	(a)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.448%	2/16/53	5,742,202	214,416	(a)
Government National Mortgage Association (GNMA), 2012-128 IE, IO	3.500%	10/16/42	13,317,130	2,373,360
Government National Mortgage Association (GNMA), 2012-136 BI, IO	3.500%	11/20/42	4,484,268	899,740
Government National Mortgage Association (GNMA), 2013-005 BI, IO	3.500%	1/20/43	12,813,300	2,435,790
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	3,236,274	540,389
Government National Mortgage Association (GNMA), 2013-027 PZ, PAC-11	3.500%	2/20/43	1,053,464	990,911
Government National Mortgage Association (GNMA), 2013-037 JZ, PAC-11	3.500%	3/20/43	1,190,051	1,062,261
Government National Mortgage Association (GNMA), 2013-054 JZ, PAC-11	3.500%	4/20/43	872,654	811,595

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2013-062 IP, IO	4.500%	7/20/40	$5,937,702	$729,096
Government National Mortgage Association (GNMA), 2013-082 IE, IO	3.500%	5/20/43	2,206,422	449,943
Government National Mortgage Association (GNMA), 2013-082 IG, IO	3.500%	5/20/43	3,042,125	608,921
Government National Mortgage Association (GNMA), 2013-082 IT, IO, PAC	3.500%	5/20/43	4,254,119	779,128
Government National Mortgage Association (GNMA), 2013-088 SL, IO	3.848%	5/20/43	3,612,339	108,856	(a)
Government National Mortgage Association (GNMA), 2013-090 PI, IO, PAC-1	3.500%	10/20/41	11,807,318	1,523,540
Government National Mortgage Association (GNMA), 2013-107 ID, IO	0.710%	11/16/47	23,731,567	1,068,229	(a)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	7,005,012	6,290,999
Government National Mortgage Association (GNMA), 2013-119 TZ	3.000%	8/20/43	10,724,145	9,968,730
Government National Mortgage Association (GNMA), 2013-138 IO, IO	0.670%	11/16/54	33,648,008	1,441,248	(a)
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.960%	9/16/51	14,033,522	940,414	(a)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.072%	9/16/44	6,651,822	438,323	(a)
Government National Mortgage Association (GNMA), 2013-163, IO	1.180%	2/16/46	21,439,187	1,506,136	(a)
Government National Mortgage Association (GNMA), 2013-175 IO, IO	0.845%	5/16/55	24,244,629	1,181,785	(a)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.026%	6/16/55	10,914,809	683,038	(a)
Government National Mortgage Association (GNMA), 2014-025 VI, IO	5.000%	2/20/44	4,316,149	885,639
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.211%	2/16/48	3,064,953	197,807	(a)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.953%	9/16/55	6,040,296	384,632	(a)
Government National Mortgage Association (GNMA), 2014-091 SB, IO	5.256%	6/16/44	4,361,396	738,393	(a)
Government National Mortgage Association (GNMA), 2014-161 IQ, IO	3.500%	11/20/44	2,664,913	392,859
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.895%	11/16/55	11,965,965	861,210	(a)
Government National Mortgage Association (GNMA), 2015-159 ZX	3.000%	12/20/43	1,704,250	1,559,951

See Notes to Financial Statements.

20	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	$9,065,814	$2,101,179
GS Mortgage Securities Trust, 2006-GG6 C	5.666%	4/10/38	870,000	869,313	(a)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	411,000	408,356
GS Mortgage Securities Trust, 2013-GC14 F	4.769%	8/10/46	540,000	445,687	(a)(b)
GS Mortgage Securities Trust, 2015-GS1 E	4.423%	11/10/48	1,400,000	941,990	(a)(b)
GS Mortgage Securities Trust, 2015-GS1 F	4.423%	11/10/48	700,000	373,436	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.361%	6/25/34	1,817,608	1,717,175	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.772%	1/25/36	2,881,952	2,531,530	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.822%	4/25/36	2,695,437	2,271,643	(a)(b)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.602%	9/19/46	505,473	380,286	(a)
Homebanc Mortgage Trust, 2004-2 A1	1.162%	12/25/34	3,288,722	3,131,128	(a)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.208%	12/25/36	10,404,754	2,424,009	(a)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.556%	11/15/16	3,500,000	3,494,205	(a)(b)
IMPAC CMB Trust, 2004-10 3A1	1.122%	3/25/35	456,933	417,265	(a)
IMPAC CMB Trust, 2007-A A	0.672%	5/25/37	871,992	803,194	(a)(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.742%	3/25/36	396,241	287,511	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.701%	3/25/35	211,248	209,126	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.766%	10/25/35	511,459	443,378	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	850,000	816,853
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,930,000	1,526,630
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,599,771	1,493,955	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.695%	2/12/49	4,200,000	3,930,332	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.009%	2/15/51	2,710,000	2,740,465	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 D	4.581%	11/15/31	1,830,000	1,757,346	(a)(b)
Lehman Mortgage Trust, 2006-4 2A2, IO	6.678%	8/25/36	5,986,077	1,644,240	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.612%	5/25/46	636,106	489,967	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.632%	4/25/46	998,782	729,798	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.421%	5/25/47	262,309	213,534	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.644%	5/25/36	765,486	719,834	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21 E	3.012%	3/15/48	1,090,000	682,231	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.529%	10/15/48	3,000,000	2,068,500	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.529%	10/15/48	$1,350,000	$738,045	(a)(b)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.097%	12/12/49	750,000	717,855	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.855%	8/25/34	192,909	190,611	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.492%	6/25/36	50,247	24,378	(a)
Morgan Stanley Reremic Trust, 2015-R6 1A1	0.481%	7/26/45	1,815,397	1,700,669	(a)(b)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	2,520,000	2,382,757	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.411%	9/25/46	338,167	275,666	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.505%	5/25/35	42,451	42,614	(a)
Residential Accredit Loans Inc., 2007-QO4 A1	0.622%	5/25/47	1,598,010	1,256,782	(a)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.612%	5/25/47	1,280,039	1,005,592	(a)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.172%	3/25/25	8,375,917	9,024,229	(a)
Structured ARM Loan Trust, 2005-02 A2	0.672%	2/25/35	272,700	237,210	(a)
Structured ARM Loan Trust, 2005-05 A3	0.652%	5/25/35	18,655	18,651	(a)
Structured ARM Loan Trust, 2005-11 3A	2.608%	5/25/35	1,703,513	1,585,871	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.602%	7/25/46	251,649	201,093	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.439%	9/25/33	610,068	592,167	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.772%	3/25/35	261,167	218,532	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.772%	6/25/35	391,222	318,971	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.322%	3/25/44	44,856	40,889	(a)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.888%	5/10/63	1,330,000	913,796	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.888%	5/10/63	2,340,000	942,727	(a)(b)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.581%	3/16/30	1,261,224	1,086,717	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.742%	8/25/45	1,135,810	1,064,366	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.692%	12/25/45	661,101	620,617	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.712%	12/25/45	74,525	69,051	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.237%	7/25/46	266,163	218,695	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.007%	6/25/47	484,556	388,782	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.559%	6/25/33	115,709	117,537	(a)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	460,000	330,659	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.612%	11/15/48	3,000,000	2,077,200	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $415,976,328)				423,254,571

See Notes to Financial Statements.

22	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — 9.3%
ACE Securities Corp., 2004-OP1 M1	1.202%	4/25/34	$949,201	$885,448	(a)
ACE Securities Corp., 2006-GP1 A	0.682%	2/25/31	16,061	15,739	(a)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.797%	11/25/32	2,407,835	2,316,997	(a)
Argent Securities Inc., 2004-W6 AF	4.123%	5/25/34	781,541	793,545
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	23,037	23,627	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.752%	7/25/36	797,931	671,825	(a)(b)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.471%	7/15/36	100,278	85,407	(a)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.972%	3/25/33	3,383,586	3,258,100	(a)(b)
DRB Prime Student Loan Trust, 2015-B A1	2.322%	10/27/31	3,536,217	3,580,358	(a)(b)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	3,186,510	3,191,684	(b)
EMC Mortgage Loan Trust, 2006-A A1	0.671%	12/25/42	786,220	753,728	(a)(b)
Fremont Home Loan Trust, 2002-1 M1	1.672%	8/25/33	2,729,751	2,527,314	(a)
GSAA Home Equity Trust, 2007-4 A2	0.622%	3/25/37	2,506,342	1,337,843	(a)
GSAMP Trust, 2003-SEA A1	0.822%	2/25/33	122,933	115,792	(a)
GSAMP Trust, 2004-SEA2 M2	1.672%	3/25/34	6,850,000	5,075,550	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.247%	9/25/31	683,209	636,230	(a)
MASTR Asset-Backed Securities Trust, 2006-FRE1 A4	0.712%	12/25/35	2,079,313	1,863,885	(a)
Morgan Stanley ABS Capital I, 2002-HE3 M1	2.072%	3/25/33	2,428,805	2,302,108	(a)
Nationstar HECM Loan Trust, 2015-2A M2	7.500%	11/25/25	3,000,000	3,000,000	(b)
New Century Home Equity Loan Trust, 2003-B M2	2.897%	11/25/33	8,380	8,053	(a)
Novastar Home Equity Loan, 2003-2 A2	1.102%	9/25/33	128,107	127,371	(a)
Parklane Trust, 2015-B	—	10/25/25	4,000,000	4,000,000	(c)(h)
RAAC Series, 2005-SP2 2A	0.722%	6/25/44	2,380,554	2,042,361	(a)
RAAC Series, 2006-RP2 A	0.471%	2/25/37	35,572	35,244	(a)(b)
RAAC Series, 2006-RP3 A	0.491%	5/25/36	821,186	747,438	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.922%	12/25/33	463,818	436,058	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.330%	10/25/34	1,931,125	1,591,314
Residential Asset Securities Corp., 2005-KS12 M1	0.862%	1/25/36	1,870,000	1,784,947	(a)
SACO I Trust, 2006-4 A1	0.762%	3/25/36	217,351	340,279	(a)
SACO I Trust, 2006-6 A	0.682%	6/25/36	354,784	614,337	(a)
SACO I Trust, 2006-7 A1	0.682%	7/25/36	68,162	125,661	(a)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	9,360,000	7,792,200	(b)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	22,179	10,313,235	(b)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	2,751	3,796,380	(b)(c)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/2124	2,500	7,536,765	(b)(c)(d)
Social Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	600	3,562,500	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	23

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
Structured Asset Investment Loan Trust, 2003-BC1 A2	1.102%	1/25/33	$258,924	$248,505	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.642%	2/25/36	1,434,814	111,683	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.852%	3/25/37	138,643	136,157	(a)(b)
Total Asset-Backed Securities (Cost — $80,373,475)				77,785,668

			Face Amount
Mortgage-Backed Securities — 39.8%
FHLMC — 2.4%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	2,106	2,122
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	59,640	63,519
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	473,920	528,136
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/43	17,971,937	19,147,166
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	6/1/16	15,905	15,987
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	53,060	54,092
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	1,044	1,053
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	24,474	27,052
Total FHLMC				19,839,127
FNMA — 31.1%
Federal National Mortgage Association (FNMA)	3.090%	1/1/16	13,000,000	12,982,853
Federal National Mortgage Association (FNMA)	6.500%	7/1/16	1,217	1,222
Federal National Mortgage Association (FNMA)	5.500%	11/1/16-12/1/16	26,164	26,408
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	144,038	149,275
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	120,491	136,770
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	1,573	1,714
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	358,037	396,830
Federal National Mortgage Association (FNMA)	4.000%	9/1/33-10/1/33	7,209,395	7,721,754
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-4/1/38	79,118	85,487
Federal National Mortgage Association (FNMA)	3.000%	2/1/43-4/1/43	18,944,029	18,992,368
Federal National Mortgage Association (FNMA)	3.500%	10/1/45-12/1/45	111,496,248	115,155,705
Federal National Mortgage Association (FNMA)	1.000%	1/1/46	1,200,000	1,236,188	(c)
Federal National Mortgage Association (FNMA)	3.500%	1/1/46	1,200,000	1,234,313	(c)
Federal National Mortgage Association (FNMA)	3.500%	1/13/46	40,000,000	41,272,053	(e)
Federal National Mortgage Association (FNMA)	4.000%	1/13/46	30,000,000	31,747,501	(e)
Federal National Mortgage Association (FNMA)	5.000%	1/13/46	25,000,000	27,520,899	(e)
Total FNMA				258,661,340

See Notes to Financial Statements.

24	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 6.3%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	$62,456	$74,096
Government National Mortgage Association (GNMA)	7.500%	4/15/29-9/15/31	155,995	166,198
Government National Mortgage Association (GNMA)	6.000%	11/15/32	826,928	952,372
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/15/40	2,199,130	2,437,123
Government National Mortgage Association (GNMA) II	3.500%	6/20/45	17,426,828	18,198,908
Government National Mortgage Association (GNMA) II	3.500%	1/21/46	25,000,000	26,063,478	(e)
Government National Mortgage Association (GNMA) II	1.438%	8/20/58	105,137	106,423	(a)
Government National Mortgage Association (GNMA) II	2.017%	6/20/60	4,259,752	4,449,813	(a)
Total GNMA				52,448,411
Total Mortgage-Backed Securities (Cost — $329,944,435)				330,948,878
U.S. Government & Agency Obligations — 0.7%
U.S. Government Obligations — 0.7%
U.S. Treasury Notes	1.500%	11/30/19	2,500,000	2,490,333
U.S. Treasury Notes	2.250%	11/15/24	3,500,000	3,498,768
Total U.S. Government & Agency Obligations (Cost — $6,000,945)				5,989,101
Total Investments before Short-Term Investments (Cost — $832,295,183)				837,978,218
Short-Term Investments — 13.9%
Certificates of Deposit — 3.6%
Landesbank Hessen-Thuringen	0.250%	1/7/16	15,000,000	15,000,000
Mizuho Bank Ltd.	0.330%	1/4/16	15,000,000	15,001,031
Total Certificates of Deposit (Cost — $30,001,031)				30,001,031
Commercial Paper — 5.4%
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.260%	1/5/16	15,000,000	14,999,567	(f)
BMW US Capital LLC	0.220%	1/5/16	15,000,000	14,999,633	(f)(g)
Sumitomo Mitsui Banking Corp.	0.210%	1/5/16	15,000,000	14,999,650	(f)(g)
Total Commercial Paper (Cost — $44,998,850)				44,998,850

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	25

Schedule of investments (cont’d)

December 31, 2015

Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 3.6%
Barclays Capital Inc. repurchase agreement dated 12/31/15; Proceeds at maturity — $16,000,480; (Fully collateralized by U.S. government obligations, 0.750% due 3/15/17; Market value — $16,320,000)	0.270%	1/4/16	$16,000,000	$16,000,000
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/15; Proceeds at maturity — $14,000,529; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market Value — $14,280,000)	0.340%	1/4/16	14,000,000	14,000,000
Total Repurchase Agreements (Cost — $30,000,000)				30,000,000

			Shares
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $10,452,804)	0.073%		10,452,804	10,452,804
Total Short-Term Investments (Cost — $115,452,685)				115,452,685
Total Investments — 114.6% (Cost — $947,747,868#)				953,430,903
Liabilities in Excess of Other Assets — (14.6)%				(121,820,698)
Total Net Assets — 100.0%				$831,610,205

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2015, the Fund held TBA securities with a total cost of $126,536,134 (See Note 1).

(f)	Rate shown represents yield-to-maturity.

(g)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Represents an unfunded commitment as of December 31, 2015. The interest rate is to be determined.

#	Aggregate cost for federal income tax purposes is $944,497,754.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

26	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $947,747,868)	$953,430,903
Cash	22,220
Receivable for securities sold	79,069,856
Deposits with brokers for OTC swap contracts	3,520,666
Interest receivable	3,383,477
Receivable for Fund shares sold	2,602,023
Deposits with brokers for open futures contracts	1,565,447
Receivable from broker — variation margin on open futures contracts	252,297
Deposits with brokers for centrally cleared swap contracts	67,768
Prepaid expenses	69,188
Other assets	16,362
Total Assets	1,044,000,207

Liabilities:
Payable for securities purchased	209,094,096
Payable for Fund shares repurchased	2,084,394
Investment management fee payable	349,719
Distributions payable	337,742
Service and/or distribution fees payable	150,431
Trustees’ fees payable	3,616
Accrued expenses	370,004
Total Liabilities	212,390,002
Total Net Assets	$831,610,205

Net Assets:
Par value (Note 7)	$774
Paid-in capital in excess of par value	823,222,287
Undistributed net investment income	6,255,218
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(3,295,142)
Net unrealized appreciation on investments and futures contracts	5,427,068
Total Net Assets	$831,610,205

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	27

Statement of assets and liabilities (cont’d)

December 31, 2015

Net Assets:
Class 1	$35,946,848
Class A	$552,990,235
Class B	$7,220,494
Class C	$22,374,590
Class C1	$18,358,947
Class I	$194,719,091

Shares Outstanding:
Class 1	3,345,762
Class A	51,528,326
Class B	672,201
Class C	2,085,368
Class C1	1,708,974
Class I	18,062,672

Net Asset Value:
Class 1 (and redemption price)	$10.74
Class A (and redemption price)	$10.73
Class B*	$10.74
Class C*	$10.73
Class C1*	$10.74
Class I (and redemption price)	$10.78
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.21

*

Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$33,608,537

Expenses:
Investment management fee (Note 2)	3,674,306
Service and/or distribution fees (Notes 2 and 5)	1,580,606
Transfer agent fees (Note 5)	993,680
Registration fees	90,676
Legal fees	77,748
Fund accounting fees	70,222
Audit and tax fees	52,497
Shareholder reports	44,676
Insurance	13,320
Trustees’ fees	11,144
Custody fees	2,337
Commitment fees (Note 8)	928
Miscellaneous expenses	9,390
Total Expenses	6,621,530
Net Investment Income	26,987,007

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,931,212
Futures contracts	(1,198,840)
Written options	1,040,000
Swap contracts	(4,902,628)
Net Realized Loss	(2,130,256)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(11,132,013)
Futures contracts	(683,467)
Change in Net Unrealized Appreciation (Depreciation)	(11,815,480)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(13,945,736)
Increase in Net Assets From Operations	$13,041,271

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	29

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$26,987,007	$27,982,448
Net realized gain (loss)	(2,130,256)	23,113,555
Change in net unrealized appreciation (depreciation)	(11,815,480)	2,846,486
Increase in Net Assets From Operations	13,041,271	53,942,489

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(24,898,854)	(31,832,262)
Net realized gains	(1,561,182)	(1,661,458)
Decrease in Net Assets From Distributions to Shareholders	(26,460,036)	(33,493,720)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	374,577,634	203,469,543
Reinvestment of distributions	24,860,914	31,213,119
Cost of shares repurchased	(249,684,784)	(409,816,081)
Increase (Decrease) in Net Assets From Fund Share Transactions	149,753,764	(175,133,419)
Increase (Decrease) in Net Assets	136,334,999	(154,684,650)

Net Assets:
Beginning of year	695,275,206	849,959,856
End of year*	$831,610,205	$695,275,206
*Includes undistributed net investment income of:	$6,255,218	$3,488,311

See Notes to Financial Statements.

30	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.91	$10.67	$10.89	$10.55	$10.32

Income (loss) from operations:
Net investment income	0.43	0.39	0.39	0.34	0.25
Net realized and unrealized gain (loss)	(0.19)	0.32	(0.18)	0.48	0.43
Total income from operations	0.24	0.71	0.21	0.82	0.68

Less distributions from:
Net investment income	(0.39)	(0.44)	(0.43)	(0.36)	(0.29)
Net realized gains	(0.02)	(0.03)	—	(0.12)	(0.16)
Total distributions	(0.41)	(0.47)	(0.43)	(0.48)	(0.45)

Net asset value, end of year	$10.74	$10.91	$10.67	$10.89	$10.55
Total return[2]	2.25%	6.72%	1.95%	7.94%	6.60%

Net assets, end of year (millions)	$36	$39	$41	$46	$48

Ratios to average net assets:
Gross expenses	0.68%	0.71%	0.71%	0.78%	0.79%
Net expenses[3]	0.68	0.71	0.71	0.74 [4]	0.77 [4]
Net investment income	3.88	3.54	3.55	3.18	2.38

Portfolio turnover rate[5]	137%	299%	156%	97%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares less the 12b-1 differential of 0.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549%, 229% and 628% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.90	$10.66	$10.88	$10.53	$10.31

Income (loss) from operations:
Net investment income	0.40	0.36	0.37	0.32	0.23
Net realized and unrealized gain (loss)	(0.19)	0.32	(0.18)	0.49	0.41
Total income from operations	0.21	0.68	0.19	0.81	0.64

Less distributions from:
Net investment income	(0.36)	(0.41)	(0.41)	(0.34)	(0.26)
Net realized gains	(0.02)	(0.03)	—	(0.12)	(0.16)
Total distributions	(0.38)	(0.44)	(0.41)	(0.46)	(0.42)

Net asset value, end of year	$10.73	$10.90	$10.66	$10.88	$10.53
Total return[2]	1.98%	6.46%	1.71%	7.77%	6.24%

Net assets, end of year (millions)	$553	$466	$495	$500	$480

Ratios to average net assets:
Gross expenses	0.94%	0.95%	0.94%	0.99%	1.02%
Net expenses	0.94	0.95	0.94	0.99	1.02
Net investment income	3.64	3.31	3.35	2.94	2.14

Portfolio turnover rate[3]	137%	299%	156%	97%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549%, 229% and 628% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

32	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.91	$10.67	$10.89	$10.54	$10.31

Income (loss) from operations:
Net investment income	0.31	0.27	0.28	0.23	0.15
Net realized and unrealized gain (loss)	(0.18)	0.32	(0.17)	0.50	0.43
Total income from operations	0.13	0.59	0.11	0.73	0.58

Less distributions from:
Net investment income	(0.28)	(0.32)	(0.33)	(0.26)	(0.19)
Net realized gains	(0.02)	(0.03)	—	(0.12)	(0.16)
Total distributions	(0.30)	(0.35)	(0.33)	(0.38)	(0.35)

Net asset value, end of year	$10.74	$10.91	$10.67	$10.89	$10.54
Total return[2]	1.20%	5.59%	0.96%	6.98%	5.59%

Net assets, end of year (millions)	$7	$10	$17	$24	$32

Ratios to average net assets:
Gross expenses	1.74%	1.78%	1.68%	1.74%	1.72%
Net expenses	1.74	1.78	1.68	1.74	1.72
Net investment income	2.80	2.49	2.54	2.16	1.41

Portfolio turnover rate[3]	137%	299%	156%	97%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549%, 229% and 628% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$10.90	$10.66	$10.88	$10.79

Income (loss) from operations:
Net investment income	0.32	0.27	0.29	0.11
Net realized and unrealized gain (loss)	(0.18)	0.33	(0.19)	0.19
Total income from operations	0.14	0.60	0.10	0.30

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.32)	(0.11)
Net realized gains	(0.02)	(0.03)	—	(0.10)
Total distributions	(0.31)	(0.36)	(0.32)	(0.21)

Net asset value, end of year	$10.73	$10.90	$10.66	$10.88
Total return[3]	1.28%	5.74%	0.84%	2.83%

Net assets, end of year (millions)	$22	$8	$7	$4

Ratios to average net assets:
Gross expenses	1.63%	1.73%	1.73%	1.54%[4]
Net expenses[5]	1.63	1.73	1.70 [6]	1.54 [4]
Net investment income	2.96	2.53	2.69	2.46 [4]

Portfolio turnover rate[7]	137%	299%	156%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549% and 229% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

34	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.91	$10.67	$10.89	$10.54	$10.31

Income (loss) from operations:
Net investment income	0.35	0.30	0.31	0.25	0.16
Net realized and unrealized gain (loss)	(0.19)	0.33	(0.17)	0.49	0.42
Total income from operations	0.16	0.63	0.14	0.74	0.58

Less distributions from:
Net investment income	(0.31)	(0.36)	(0.36)	(0.27)	(0.19)
Net realized gains	(0.02)	(0.03)	—	(0.12)	(0.16)
Total distributions	(0.33)	(0.39)	(0.36)	(0.39)	(0.35)

Net asset value, end of year	$10.74	$10.91	$10.67	$10.89	$10.54
Total return[3]	1.52%	5.89%	1.24%	7.10%	5.65%

Net assets, end of year (millions)	$18	$23	$31	$44	$56

Ratios to average net assets:
Gross expenses	1.40%	1.49%	1.43%	1.62%	1.67%
Net expenses	1.40	1.49	1.43	1.62	1.67
Net investment income	3.14	2.77	2.79	2.28	1.48

Portfolio turnover rate[4]	137%	299%	156%	97%	124%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549%, 229% and 628% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.95	$10.70	$10.93	$10.58	$10.35

Income (loss) from operations:
Net investment income	0.43	0.39	0.45	0.36	0.26
Net realized and unrealized gain (loss)	(0.18)	0.34	(0.23)	0.48	0.42
Total income from operations	0.25	0.73	0.22	0.84	0.68

Less distributions from:
Net investment income	(0.40)	(0.45)	(0.45)	(0.37)	(0.29)
Net realized gains	(0.02)	(0.03)	—	(0.12)	(0.16)
Total distributions	(0.42)	(0.48)	(0.45)	(0.49)	(0.45)

Net asset value, end of year	$10.78	$10.95	$10.70	$10.93	$10.58
Total return[2]	2.28%	6.90%	1.97%	8.06%	6.61%

Net assets, end of year (millions)	$195	$149	$259	$20	$7

Ratios to average net assets:
Gross expenses	0.65%	0.63%	0.61%	0.70%	0.75%
Net expenses[3]	0.65	0.62 [4]	0.60 [4]	0.70 [4]	0.75
Net investment income	3.90	3.60	4.14	3.31	2.41

Portfolio turnover rate[5]	137%	299%	156%	97%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.85%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 464%, 1,031%, 549%, 229% and 628% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

36	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Collateralized mortgage obligations	—	$408,787,301	$14,467,270		$423,254,571
Asset-backed securities	—	48,576,788	29,208,880		77,785,668
Mortgage-backed securities	—	328,478,377	2,470,501		330,948,878
U.S. government & agency obligations	—	5,989,101	—		5,989,101
Total long-term investments	—	$791,831,567	$46,146,651		$837,978,218
Short-term investments†:
Certificates of deposit	—	$30,001,031	—		$30,001,031
Commercial paper	—	44,998,850	—		44,998,850
Repurchase agreements	—	30,000,000	—		30,000,000
Money market funds	$10,452,804	—	—		10,452,804
Total short-term investments	$10,452,804	$104,999,881	—		$115,452,685
Total investments	$10,452,804	$896,831,448	$46,146,651		$953,430,903
Other financial instruments:
Futures contracts	$397,438	—	—		$397,438
OTC total return swaps	—	—	$0	*	0	*
Total other financial instruments	$397,438	—	$0	*	$397,438
Total	$10,850,242	$896,831,448	$46,146,651		$953,828,341

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$637,042	—	—		$637,042

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Asset- Backed Securities	Mortgage- Backed Securities	OTC Total Return Swaps		Total
Balance as of December 31, 2014	$5,200,119	—	—	—		$5,200,119
Accrued premiums/discounts	59,907	—	—	—		59,907
Realized gain (loss)[1]	(5,766)	—	—	—		(5,766)
Change in unrealized appreciation (depreciation)[2]	(10,077)	$32,760	—	—		22,683
Purchases	15,018,941	11,326,120	$2,470,501	$0	*	28,815,562
Sales	(439,331)	—	—	—		(439,331)
Transfers into Level 3[3]	—	17,850,000	—	—		17,850,000
Transfers out of Level 3[4]	(5,356,523)	—	—	—		(5,356,523)
Balance as of December 31, 2015	$14,467,270	$29,208,880	$2,470,501	$0	*	$46,146,651
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	$(125,828)	$32,760	—	—		$(93,068)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral

40	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

42	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

As of December 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

44	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

46	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$678,754	$(678,754)

(a)	Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $4 billion	0.500%
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I shares did not exceed 1.75% and 0.70%, respectively. The ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

48	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $179,876 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$1,966	$7,543	$2,639	$24

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2015, the Fund had accrued $1,064 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$153,499,308	$3,268,256,895
Sales	157,783,002	3,084,905,946

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,868,656
Gross unrealized depreciation	(21,935,507)
Net unrealized appreciation	$8,933,149

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 10-Year Notes	1,305	3/16	$164,911,578	$164,307,656	$(603,922)
U.S. Treasury Ultra Long-Term Bonds	61	3/16	9,713,058	9,679,938	(33,120)
					(637,042)
Contracts to Sell:
U.S. Treasury 2-Year Notes	53	3/16	11,519,875	11,513,422	6,453
U.S. Treasury 5-Year Notes	1,377	3/16	163,318,056	162,927,071	390,985
					397,438
Net unrealized depreciation on open futures contracts					$(239,604)

During the year ended December 31, 2015, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of December 31, 2014	—	—
Options written	400,000,000	$1,190,000
Options closed	(400,000,000)	(1,190,000)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2015	—	—

At December 31, 2015, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	21,568,733	EUR	4/20/20	EURIBOR quarterly	Credit Suisse European Mortgage Capital, 2015-1HWA A, 2.750%(a), due 4/20/20, quarterly	—	$0	*(b)

*	Amount represents less than $1.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviation:
EUR	— Euro

50	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk		Total
Futures contracts[2]	$397,438	—		$397,438
OTC swap contracts	—	$0	*	0	*
Total	$397,438	$0	*	$397,438

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$637,042

*	Amount represents less than $1.

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,747,500)	—	$(1,747,500)
Written options	1,040,000	—	1,040,000
Futures contracts	(1,198,840)	—	(1,198,840)
Swap contracts	(4,918,492)	$15,864	(4,902,628)
Total	$(6,824,832)	$15,864	$(6,808,968)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk		Total
Futures contracts	$(683,467)	—		$(683,467)
Swap contracts	—	$0	*	0	*
Total	$(683,467)	$0	*	$(683,467)

*	Amount represents less than $1.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$297,073
Written options†	276,514
Futures contracts (to buy)	237,173,802
Futures contracts (to sell)	172,120,683

Average Notional Balance
Interest rate swap contracts†	$95,000,000
Credit default swap contracts (to sell protection)†	161,538
Total return swap contracts	1,803,063

†	At December 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]		Collateral Received	Net Amount
Futures contracts[2]	$252,297		—	$252,297
OTC swap contracts	0	*	—	0	*
Total	$252,297		—	$252,297

*	Amount represents less than $1.

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25%, 0.75%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

52	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$48,945
Class A	$1,242,120	711,451
Class B	66,406	39,005
Class C	127,566	9,889
Class C1	144,514	30,737
Class I	—	153,653
Total	$1,580,606	$993,680

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class 1	$1,353,457	$1,627,400
Class A	16,609,456	18,233,176
Class B	221,053	395,007
Class C	353,965	225,046
Class C1	586,244	875,090
Class I	5,774,679	10,476,543
Total	$24,898,854	$31,832,262

Net Realized Gains:
Class 1	$80,896	$94,349
Class A	1,046,868	1,114,965
Class B	18,706	25,829
Class C	23,909	18,862
Class C1	43,961	55,114
Class I	346,842	352,339
Total	$1,561,182	$1,661,458

7. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	130,897	$1,434,353	159,202	$1,734,198
Shares repurchased	(376,672)	(4,134,639)	(439,051)	(4,768,804)
Net decrease	(245,775)	$(2,700,286)	(279,849)	$(3,034,606)

Class A
Shares sold	18,827,769	$206,006,951	8,087,742	$87,945,174
Shares issued on reinvestment	1,568,698	17,155,192	1,729,679	18,817,412
Shares repurchased	(11,621,223)	(127,264,181)	(13,478,445)	(146,462,477)
Net increase (decrease)	8,775,244	$95,897,962	(3,661,024)	$(39,699,891)

Class B
Shares sold	37,112	$407,318	24,705	$269,381
Shares issued on reinvestment	21,588	236,443	38,268	416,329
Shares repurchased	(342,913)	(3,766,865)	(684,220)	(7,429,585)
Net decrease	(284,213)	$(3,123,104)	(621,247)	$(6,743,875)

Class C
Shares sold	1,555,612	$16,973,886	253,017	$2,753,534
Shares issued on reinvestment	28,998	316,047	18,821	204,736
Shares repurchased	(265,563)	(2,903,217)	(193,881)	(2,100,613)
Net increase	1,319,047	$14,386,716	77,957	$857,657

Class C1
Shares sold	129,227	$1,418,311	163,218	$1,771,419
Shares issued on reinvestment	53,336	584,266	80,294	874,053
Shares repurchased	(562,031)	(6,172,452)	(1,017,231)	(11,073,616)
Net decrease	(379,468)	$(4,169,875)	(773,719)	$(8,428,144)

Class I
Shares sold	13,617,409	$149,771,168	10,147,326	$110,730,035
Shares issued on reinvestment	467,323	5,134,613	838,191	9,166,391
Shares repurchased	(9,581,952)	(105,443,430)	(21,650,346)	(237,980,986)
Net increase (decrease)	4,502,780	$49,462,351	(10,664,829)	$(118,084,560)

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless

54	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended December 31, 2015, the Fund incurred a commitment fee in the amount of $928. The Fund did not utilize the Redemption Facility during the period ended December 31, 2015.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$25,013,057	$31,832,262
Net long-term capital gains	1,446,979	1,661,458
Total distributions paid	$26,460,036	$33,493,720

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,912,841
Deferred capital losses*	(3,372,593)
Other book/tax temporary differences(a)	169,714
Unrealized appreciation (depreciation)(b)	8,677,182
Total accumulated earnings (losses) — net	$8,387,144

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost of investments in partnerships and other book/tax basis adjustments.

Western Asset Mortgage Backed Securities Fund 2015 Annual Report	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Mortgage Backed Securities Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Mortgage Backed Securities Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2016

56	Western Asset Mortgage Backed Securities Fund 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Mortgage Backed Securities Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the

Western Asset Mortgage Backed Securities Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations,

58	Western Asset Mortgage Backed Securities Fund

including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2015 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end

Western Asset Mortgage Backed Securities Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

60	Western Asset Mortgage Backed Securities Fund

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Mortgage Backed Securities Fund	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Mortgage Backed Securities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1989 (Chair of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

62	Western Asset Mortgage Backed Securities Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Mortgage Backed Securities Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

64	Western Asset Mortgage Backed Securities Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Mortgage Backed Securities Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

66	Western Asset Mortgage Backed Securities Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Mortgage Backed Securities Fund	67

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record Date:	Daily	6/23/2015
Payable Date:	Monthly	6/24/2015
Interest from Federal Obligations	0.68%	—
Qualified Short-Term Capital Gain Dividend*	—	$0.001720
Long-Term Capital Gain Dividend	—	$0.021830

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

68	Western Asset Mortgage Backed Securities Fund

Western Asset

Mortgage Backed Securities Fund

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

*	Effective February 10, 2016, Mr. Berv became Chair.
**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Mortgage Backed Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Mortgage Backed Securities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Mortgage Backed Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/16 SR16-2703

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,114 in 2014 and $177,188 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,480 in 2014 and $14,750 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016